Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333 – 155927 and No. 333-131387) and on Form S-8 (No. 333 – 155926) of Teva Pharmaceutical Industries Limited of our report dated February 15, 2010 relating to the consolidated financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the incorporation by reference of our report dated February 15, 2010 relating to the Financial Statement Schedule, which appears in this Form 20-F.

Tel-Aviv, Israel February 15, 2011	Kesselman & Kesselman Certified Public Accountants (Isr.) A member of PricewaterhouseCoopers International Limited